UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-4767

HERITAGE GROWTH AND INCOME TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway St. Petersburg, FL	33716

(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart LLP

1800 Massachusetts Avenue, NW

Washington, D.C. 20036

Date of fiscal year end: September 30

Date of reporting period: March 31, 2004

Item 1.	Reports to Shareholders

Growth and Income Trust

The Intelligent Creation of Wealth

Semiannual Report

(Unaudited) and Investment Performance Review
for the Six-Month Period Ended
March 31, 2004

Heritage
FAMILY OF FUNDS™

April 19, 2004

Dear Valued Shareholders:

We are pleased to report to you the investment results for the Growth and Income Trust (the “Fund”) for the first half of the fiscal year ended March 31, 2004(a). As the robust third calendar quarter profits for companies became apparent, the markets celebrated with healthy returns which continued through calendar year-end and into the early first calendar quarter of 2004. Even though equity prices eroded near the end of the first calendar quarter of 2004, performance results for the first half of the 2004 fiscal year for the Fund were still good on an absolute basis and slightly below the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), its benchmark index(b). The Fund’s underperformance to its benchmark index, which occurred during the robust December quarter, reflected disappointing performance of retail holdings (Target, Lowes, and Circuit City) and a couple of technology-related stocks, Seagate Technology and Eclipsys. Subsequently, Seagate Technology has been sold and Eclipsys has recovered. The table below compares the Fund’s Class A shares returns(c) with that of its benchmark index for the first half of the fiscal year.

Six-Month Period Ended March 31, 2004
Heritage Growth & Income Class A shares	11.92%

S&P 500 Index(b)	14.08%

Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

Economic and business developments were encouraging. Some of the world’s most populated nations, namely China and India, enjoyed unprecedented economic expansion. The steady appetite for raw materials from this region has led to a sharp increase in global commodity prices with oil prices sustained above $30 per barrel. Oil companies are now enjoying above-budget revenues and profits. The top performer in the portfolio was a new holding Amerada Hess, which benefited from this trend, as well as prospects for increasing production. Conversely, high oil prices had a negative impact on companies with businesses which are sensitive to fuel price changes, as was the case with another new holding, Union Pacific, one of the largest train operators in this country. A bigger issue for Union Pacific is traffic flow interruption from high traffic volume. A labor shortage due to early retirements of engineers should ease as new engineers are trained.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Before investing, please read carefully the prospectus which contains more complete information, including the investment objective, fees, risks and expenses. Contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 if you have any questions or to obtain a prospectus.

(b) The S&P 500 is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

(c) All returns include the effect of reinvesting dividends.

The U.S. economy continued a robust recovery from recessionary forces in place since 2000. Consumer spending continued to be robust, stimulated by tax cuts and low mortgage rates. The first signs of a pick up in new jobs would also seem a positive for consumer spending. Despite fears of a rise in inflation, we believe inflation in this country appears containable and interest rates remain low by historical standards. An environment of low interest rates and limited income producing investment alternatives benefited Boston Properties, a top performer (position was recently reduced because it achieved our target price). A boost to previously depressed AON Corporation, a leading insurance broker, saw its valuation increase; it has been a top performer in the new calendar year.

Corporate earnings rose at a healthy pace, and with interest rates low, the business environment for stocks seems ideal. Companies with exceptional revenue and earnings growth have received particular attention. Nextel Communications, which continues to repair its balance sheet and generate strong operating cash flow, and Deere & Co., which saw improvements in its core agricultural equipment business, were two of our holdings that fall in this category and were top performers for the first half of this fiscal year.

In our judgment, the market has not yet fully reacted to the reduced tax rate on dividends. We added a number of stocks with above-average dividend yields to the portfolio during the quarter, most prominently Lloyds and Altria. Despite the high dividend yield and the prospect of settlement of litigation battles, Altria was a weak performer during the period.

Contributing negatively to market conditions was the high level of anxiety from a number of daunting uncertainties; principal among them the situation in Iraq and large fiscal and trade deficits. While these issues weighed on investors’ minds, company earnings and cash flow growth worked favorably on valuation measures, keeping valuations reasonable. New holdings not previously mentioned include: Petroleo Brasileiro, Marsh & McLennan, Alltel, AmerisourceBergen, T. Rowe Price, Anthem, NII Holdings, and Exxon Mobil.

As always, stock selection or elimination is based on individual company fundamental analysis. Nevertheless, industry changes within the portfolio seem consistent with our view that the economy will continue to expand and that interest rates will head higher. One example is technology, specifically internet related issues. Despite the excess exuberance of the market related to the internet in 2000, it has become part of a daily routine for most of us and a number of franchises relating to this service have moved from embryonic enterprises to real businesses. Some of our holdings in this area are experiencing excellent business development including InterActiveCorp, an electronic commerce conglomerate with well known brands such as Expedia, Hotels.com, and Ticketmaster.com. Another internet beneficiary is on line brokerage firm E*Trade Financial, where rising transaction volumes are boosting revenue and earnings. Not all technology companies fared well. Despite strong growth numbers, Eclipsys, a medical software company, was weak due to concern over the response time of its new patient care order entry software. The issue seems to be resolved and the stock has recovered nicely.

As with any fund which invests in equity securities, the risk of declining security valuation and fund prices is always with us. To mitigate this risk, we implement various forms of risk control. One of these forms of risk control is our sell discipline. We have three reasons for selling a security.

The first is when a target price is achieved. A target price is the security value which we determine to be a fair price for the stock. Unless we see a change in the fundamentals of the security that warrants a change in the target price, we will sell the security from the portfolio once a target price is achieved. This was the case with Marathon Oil, Quest Diagnostics, Wells Fargo, Kimberly Clark, MBIA, Chubb, and Dean Foods during this reporting period.

Deterioration of fundamentals is the second reason we would sell a security. In these cases, our investment thesis is not being realized and we no longer believe we can attain our target price. This was the case with Circuit City, El Paso, and Washington Mutual.

Thirdly, since the portfolio is concentrated (40-45 securities), we may also need to sell a security in order to buy a new security that we believe to be more promising or a better value. This was the case with Microsoft, Freddie Mac, BP Amoco, and Heinz. News Corp was received from a spin-off of General Motors Class H and was sold.

The investment philosophy that is core to the Heritage Growth & Income Trust is to invest in promising companies available at a discount to our measures of their intrinsic value. By having the freedom to go to where the value is, we are able to create a portfolio that is both focused and diversified. We believe that stock selection is the best form of risk control. However, please take into consideration that the Fund is still subject to market risks, and the price of the portfolio holdings may decline or fluctuate based on a broad market decline or market volatility. In addition, as the Fund’s name implies, the Fund invests in growth companies that are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the stocks excessively, even if earnings showed an absolute increase. The Fund also invests in income-producing securities that may be subject to interest rate risk. If interest rates rise, the market value of these securities may fall and thus reduce the Fund’s return. We strongly recommend that you review the Fund’s prospectus and become aware of the risks involved with your investment. Thank you very much for your continued support and trust.

Sincerely,	Sincerely,

Richard K. Riess	William V. Fries, CFA
President	Managing Director
Heritage Growth and Income Trust	Thornburg Investment Management, Inc.
Portfolio Manager
Heritage Growth and Income Trust

Heritage Growth and Income Trust

Investment Portfolio

March 31, 2004

(unaudited)

Shares		Value

Common Stocks—93.3% (a)

Agriculture—2.7%
39,400	Altria Group Inc.	$2,145,330

Banks—5.0%
189,600	Lloyds TSB Group, PLC	1,440,877
78,500	Bank of New York Company, Inc.	2,472,750

		3,913,627

Biotechnology—1.5%
25,500	Genzyme Corporation, General Division*	1,199,520

Broadcasting Services/Programs—2.0%
56,900	Fox Entertainment Group, Inc.*	1,541,990

Commercial Services—1.0%
44,700	FTI Consulting, Inc.*	744,702

Computers—4.6%
19,900	Affiliated Computer Services Inc.*	1,032,810
57,000	Hewlett-Packard Company	1,301,880
78,300	Seagate Technology*	1,262,979

		3,597,669

Electric—2.7%
32,900	Dominion Resources, Inc.	2,115,470

Financial Services—11.9%
44,200	Citigroup Inc.	2,285,140
109,900	E*TRADE Group, Inc.*	1,467,165
38,700	Fannie Mae	2,877,345
40,200	Nuveen Investments, Inc., Class “A”	1,119,972
29,000	T. Rowe Price Group, Inc.	1,561,070

		9,310,692

Healthcare Services—4.0%
16,300	Anthem, Inc.*	1,477,432
69,900	Health Management Associates, Inc., Class “A”	1,622,379

		3,099,811

Household Products—1.5%
50,900	American Greetings Corporation	1,158,993

Insurance—11.2%
77,200	Aon Corporation	2,154,652
51,200	Lincoln National Corporation	2,422,784
48,300	Marsh & McLennan Companies, Inc.	2,236,290
48,500	St. Paul Companies, Inc.	1,940,485

		8,754,211

Shares		Value

Internet—3.4%
75,700	DoubleClick Inc.*	$851,625
56,160	InterActiveCorp*	1,774,094

		2,625,719

Logic Semiconductors—1.9%
50,300	Texas Instruments Inc.	1,469,766

Machinery—2.0%
22,800	Deere & Company	1,580,268

Multimedia—1.8%
85,500	Time Warner Inc.*	1,441,530

Oil & Gas—8.9%
33,800	Amerada Hess Corporation	2,206,464
28,200	Exxon Mobil Corporation	1,172,838
53,400	Petroleo Brasileiro SA, Sponsored ADR	1,788,900
48,800	Unocal Corporation	1,819,264

		6,987,466

Pharmaceuticals—6.8%
26,800	AmerisourceBergen Corporation	1,465,424
41,700	Caremark Rx, Inc.*	1,386,525
71,000	Pfizer, Inc.	2,488,550

		5,340,499

REITs—2.2%
31,100	Boston Properties Inc.	1,689,041

Retail—3.6%
24,700	Lowe’s Companies Inc.	1,386,411
32,500	Target Corporation	1,463,800

		2,850,211

Software—2.5%
64,300	Eclipsys Corporation*	866,764
20,000	Electronic Arts Inc.*	1,079,200

		1,945,964

Telecommunications—6.6%
44,800	ALLTEL Corporation	2,235,072
57,200	Nextel Communications, Inc., Class “A”*	1,414,557
43,500	NII Holdings, Inc.*	1,523,805

		5,173,434

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust

Investment Portfolio

March 31, 2004

(unaudited)

(continued)

Shares		Value

Television, Cable & Radio—3.8%
51,000	Comcast Corporation, Class “A”	$1,421,880
100,350	The DIRECTV Group, Inc.	1,543,383

		2,965,263

Transportation—1.7%
21,700	Union Pacific Corporation	1,298,094

Total Common Stocks (cost $65,991,472)		72,949,270

Principal Amount		Value

Convertible Bonds—0.8%

Telecommunications—0.8%
$1,000,000	Level 3 Communications, Inc., 6.0%, 03/15/10	$597,500

Total Convertible Bonds (cost $560,668)		597,500

Corporate Bonds—4.4% (a)

Airlines—1.7%
1,120,000	Delta Air Lines Inc., 10.0%, 08/15/08	795,200
1,000,000	Delta Air Lines Inc., 8.3%, 12/15/29	575,000

		1,370,200

Pipelines—1.1%
1,000,000	EL Paso Corporation, 7.375%, 12/15/12	860,000

Telecommunications—1.6%
1,500,000	Level 3 Communications Inc., 9.125%, 05/01/08	1,215,000

Total Corporate Bonds (cost $3,602,484)		3,445,200

Total Investment Portfolio excluding repurchase agreement (cost $70,154,624)		76,991,970

Value

Repurchase Agreement—2.0% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated March 31, 2004 @ 0.93% to be repurchased at $1,551,040 on April 1, 2004, collateralized by $1,265,000 United States Treasury Bonds, 6.5% due November 15, 2026, (market value $1,587,490 including interest) (cost $1,551,000)	$1,551,000

Total Investment Portfolio
(cost $71,705,624) (b), 100.5% (a)	78,542,970
Other Assets and Liabilities, net, (0.5%) (a)	(412,391)

Net Assets, 100.0%	$78,130,579

*	Non-income producing security.

(a)	Percentages indicated are based on net assets.

(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $6,837,346 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $9,198,648 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,361,302.

ADR American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust

Statement of Assets And Liabilities

March 31, 2004

(unaudited)

Assets
Investments, at value (identified cost $70,154,624)		$76,991,970
Repurchase agreement (identified cost $1,551,000)		1,551,000
Cash		97
Receivables:
Investments sold		502,924
Fund shares sold		315,959
Dividends and interest		344,245
Deferred state qualification expenses		18,031

Total assets		79,724,226

Liabilities
Payables:
Investments purchased	$1,246,736
Fund shares redeemed	190,894
Accrued management fee	49,361
Accrued distribution fee	37,365
Accrued shareholder servicing fee	24,632
Accrued fund accounting fee	12,900
Other accrued expenses	31,759

Total liabilities		1,593,647

Net assets, at market value		$78,130,579

Net Assets
Net assets consist of:
Paid-in capital		$74,336,599
Undistributed net investment income		207,324
Accumulated net realized loss		(3,250,690)
Net unrealized appreciation on investments		6,837,346

Net assets, at market value		$78,130,579

Class A shares
Net asset value and redemption price per share ($44,467,500 divided by 3,599,901 shares of beneficial interest outstanding, no par value)		$12.35

Maximum offering price per share (100/95.25 of $12.35)		$12.97

Class B shares
Net asset value, offering price and redemption price per share ($7,638,057 divided by 630,269 shares of beneficial interest outstanding, no par value)		$12.12

Class C shares
Net asset value, offering price and redemption price per share ($26,025,022 divided by 2,146,877 shares of beneficial interest outstanding, no par value)		$12.12

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust

Statement of Operations

For the Six-Month Period Ended March 31, 2004

(unaudited)

Investment Income
Income:
Dividends		$621,066
Interest		316,046

Total income		937,112
Expenses:
Management fee	$265,763
Distribution fee (Class A)	51,140
Distribution fee (Class B)	35,309
Distribution fee (Class C)	114,480
Shareholder servicing fees	47,153
Professional fees	36,385
Fund accounting fee	24,440
State qualification expenses	23,776
Reports to shareholders	13,521
Custodian fee	11,130
Trustees’ fees and expenses	8,302
Insurance	1,410
Federal registration expenses	1,226
Other	1,610

Total expenses		635,645
Fees waived by Manager		(44,928)

Total expenses after waiver		590,717

Net investment income		346,395

Realized and Unrealized Gain on Investments
Net realized gain from investment transactions		3,659,055
Net unrealized appreciation of investments during the period		3,413,760

Net gain on investments		7,072,815

Net increase in net assets resulting from operations		$7,419,210

Statements of Changes in Net Assets

	For the Six-Month Period Ended March 31, 2004 (unaudited)	For the Fiscal Year Ended September 30, 2003
Increase in net assets:
Operations:
Net investment income	$346,395	$472,419
Net realized gain (loss) from investment transactions	3,659,055	(1,970,650)
Net unrealized appreciation of investments during the period	3,413,760	12,239,253

Net increase in net assets resulting from operations	7,419,210	10,741,022
Distributions to shareholders from:
Net investment income Class A shares, ($0.07 and $0.11 per share, respectively)	(229,353)	(365,425)
Net investment income Class B shares, ($0.01 and $0.05 per share, respectively)	(8,214)	(22,491)
Net investment income Class C shares, ($0.01 and $0.05 per share, respectively)	(26,190)	(70,377)

Net Distributions to shareholders	(263,757)	(458,293)
Increase in net assets from Fund share transactions	9,676,395	4,167,045

Increase in net assets	16,831,848	14,449,774
Net assets, beginning of period	61,298,731	46,848,957

Net assets, end of period (including undistributed net investment income of $207,324 and $124,686, respectively)	$78,130,579	$61,298,731

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *							Class B Shares *							Class C Shares *
	For the Six-Month Period Ended March 31, 2004 (unaudited)		For the Fiscal Years Ended September 30					For the Six-Month Period Ended March 31, 2004 (unaudited)		For the Fiscal Years Ended September 30					For the Six-Month Period Ended March 31, 2004 (unaudited)		For the Fiscal Years Ended September 30
			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999
Net asset value, beginning of period	$11.10		$9.07	$11.33	$15.40	$14.95	$14.99	$10.88		$8.90	$11.15	$15.21	$14.76	$14.82	$10.88		$8.90	$11.14	$15.21	$14.76	$14.82

Income from Investment Operations:
Net investment income	0.08		0.12	0.11	0.15	0.19	0.34	0.03		0.04	0.02	0.04	0.08	0.22	0.03		0.04	0.02	0.04	0.08	0.22
Net realized and unrealized gain (loss) on investments	1.24		2.02	(2.28)	(1.59)	0.51	0.57	1.22		1.99	(2.23)	(1.55)	0.50	0.56	1.22		1.99	(2.22)	(1.56)	0.50	0.56

Total from Investment Operations	1.32		2.14	(2.17)	(1.44)	0.70	0.91	1.25		2.03	(2.21)	(1.51)	0.58	0.78	1.25		2.03	(2.20)	(1.52)	0.58	0.78

Less Distributions:
Dividends from net investment income	(0.07)		(0.11)	(0.09)	(0.11)	(0.25)	(0.33)	(0.01)		(0.05)	(0.04)	(0.03)	(0.13)	(0.22)	(0.01)		(0.05)	(0.04)	(0.03)	(0.13)	(0.22)
Distributions from net realized gains	—		—	—	(2.52)	—	(0.62)	—		—	—	(2.52)	—	(0.62)	—		—	—	(2.52)	—	(0.62)

Total Distributions	(0.07)		(0.11)	(0.09)	(2.63)	(0.25)	(0.95)	(0.01)		(0.05)	(0.04)	(2.55)	(0.13)	(0.84)	(0.01)		(0.05)	(0.04)	(2.55)	(0.13)	(0.84)

Net asset value, end of period	$12.35		$11.10	$9.07	$11.33	$15.40	$14.95	$12.12		$10.88	$8.90	$11.15	$15.21	$14.76	$12.12		$10.88	$8.90	$11.14	$15.21	$14.76

Total Return (%) (a)	11.92	(b)	23.82	(19.29)	(10.47)	4.74	6.14	11.54	(b)	22.82	(19.91)	(11.04)	3.95	5.32	11.54	(b)	22.82	(19.83)	(11.12)	3.95	5.32
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.35	(c)	1.35	1.35	1.35	1.33	1.27	2.10	(c)	2.10	2.10	2.10	2.08	2.02	2.10	(c)	2.10	2.10	2.10	2.08	2.02
Without expenses waived (%)	1.48	(c)	1.61	1.59	1.48	1.33	1.27	2.23	(c)	2.36	2.34	2.23	2.08	2.02	2.23	(c)	2.36	2.34	2.23	2.08	2.02
Net investment income to average daily net assets (%)	1.29	(c)	1.20	0.98	1.08	1.27	2.19	0.54	(c)	0.44	0.22	0.30	0.55	1.44	0.55	(c)	0.45	0.21	0.32	0.55	1.44
Portfolio turnover rate (%)	36	(b)	82	72	178	58	46	36	(b)	82	72	178	58	46	36	(b)	82	72	178	58	46
Net assets, end of period ($ millions)	44		36	29	33	46	60	8		6	4	4	4	7	26		19	14	13	16	26

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust

Notes to Financial Statements

(unaudited)

Note 1:	Significant Accounting Policies. Heritage Growth and Income Trust (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to primarily seek long-term capital appreciation and, secondarily, to seek current income. The Fund currently offers Class A and Class C shares to the public. Effective February 1, 2004, Class B shares are no longer available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. For Class A share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares were sold and are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemption made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies:

Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Fund calculates its daily net asset value per share. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements

Heritage Growth and Income Trust

Notes to Financial Statements

(unaudited)

(continued)

involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: The Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2:	Fund Shares. At March 31, 2004, there were an unlimited number of shares of beneficial interest of no par value authorized.

Transactions in Class A, B and C shares of the Fund during the six-month period ended March 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	620,542	$7,461,769	108,796	$1,268,585	524,920	$6,203,005
Shares issued on reinvestment of distributions	17,798	207,683	635	7,290	2,139	24,551
Shares redeemed	(302,478)	(3,579,241)	(30,123)	(353,428)	(132,895)	(1,563,819)

Net increase	335,862	$4,090,211	79,308	$922,447	394,164	$4,663,737

Shares outstanding:
Beginning of period	3,264,039		550,961		1,752,713

End of period	3,599,901		630,269		2,146,877

Heritage Growth and Income Trust

Notes to Financial Statements

(unaudited)

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	736,559	$7,597,585	193,173	$1,931,884	818,016	$8,110,112
Shares issued on reinvestment of distributions	33,933	333,952	2,065	20,038	6,763	65,558
Shares redeemed	(654,351)	(6,584,120)	(124,321)	(1,183,555)	(646,830)	(6,124,409)

Net increase	116,141	$1,347,417	70,917	$768,367	177,949	$2,051,261

Shares outstanding:
Beginning of fiscal year	3,147,898		480,044		1,574,764

End of fiscal year	3,264,039		550,961		1,752,713

Note 3:	Purchases and Sales of Securities. For the six-month period ended March 31, 2004, purchases and sales of investment securities (excluding repurchase agreements and short-tem obligations) aggregated $34,702,595 and $24,813,174, respectively.

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees. Under the Fund’s Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the first $100 million of the Fund’s average daily net assets, and 0.60% of any excess over $100 million of such net assets, computed daily and payable monthly. The Manager has contractually agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.35% of the Class A shares average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of those classes’ average daily net assets for the fiscal year ending September 30, 2004. Under these agreements, management fees of $44,928 were waived for the six-month period ended March 31, 2004. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2006, the Fund may be required to pay the Manager a portion or all of the management fees waived. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived of $134,510 in fiscal 2003 if total Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2005.

The Manager has entered into a subadvisory agreement with Thornburg Investment Management, Inc. (“Thornburg”) to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager. Eagle Asset Management, Inc. (“Eagle”), a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”), serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Fund.

Heritage Growth and Income Trust

Notes to Financial Statements

(unaudited)

(continued)

Raymond James & Associates, Inc. (the “Distributor” or “RJA”) has advised the Fund that it generated $66,322 in front-end sales charges for Class A shares, $5,454 in contingent deferred sales charges for Class B shares and $655 in contingent deferred sales charges for Class C shares for the six-month period ended March 31, 2004. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs. Agency brokerage commissions for security transactions during the same period aggregated $69,405 of which $1,520 was paid to the Distributor.

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee equal to 0.25% of the average daily net assets. The Class B and Class C Distribution Plans provide for payments at an annual rate of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of RJF.

Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income Trust, and Heritage Series Trust, investment companies that are also advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Each portfolio in the Heritage Mutual Funds shares trustees’ fees and expenses equally.

Note 5:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2003, to reflect reclassifications arising from permanent book/tax differences attributable to distributions from R.E.I.T.s, the Fund decreased (debited) undistributed net investment income and increased (credited) accumulated net realized loss of $22,547. As of September 30, 2003, the Fund had net tax basis capital loss carryforwards in the aggregate of $6,124,512. Of this capital loss carryforward $125,673 and $6,008,839 may be applied to any net taxable capital gain until their expiration dates of 2010 and 2011, respectively. In addition, from November 1, 2002 to September 30, 2003, the fund incurred $775,233 of net realized capital losses (post October losses) which will be deferred and treated as arising on October 1, 2003 in accordance with regulations under the Internal Revenue Code.

For income tax purposes, distributions paid during the fiscal years ended September 30, 2003 and 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary Income	$458,293	$333,839
Long-Term Capital Gains	$0	$0

Heritage Growth and Income Trust

Notes to Financial Statements

(unaudited)

(continued)

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$124,686
Capital Loss Carryforwards	$(6,134,512)
Post October Losses	$(775,233)
Tax Basis Net Unrealized Appreciation	$3,423,586

Heritage Family of FundsTM

The Intelligent Creation of Wealth

Raymond James & Associates, Inc., Distributor

Member New York Stock Exchange/SIPC

880 Carillon Parkway

St. Petersburg, FL 33716

(727) 567-8143 ■ (800) 421-4184

www.HeritageFunds.com

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at (800)-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Growth and Income Trust. A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above or by accessing the SEC’s website at http://www.sec.gov.

7M 03/04 Copyright 2004 Heritage Asset Management, Inc.

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Not applicable at this time.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the registrant.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 9.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Heritage Growth and Income Trust have concluded that such disclosure controls and procedures are effective as of April 30, 2004.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Heritage Growth and Income Trust that occurred during the first half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal controls over financial reporting.

Item 11.	Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE GROWTH AND INCOME TRUST

Date: May 25, 2004	/s/ K.C. Clark
K.C. Clark Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: May 25, 2004

/s/ K.C. Clark

K.C. Clark Executive Vice President and Principal Executive Officer

Date: May 25, 2004

/s/ Andrea N. Mullins

Andrea N. Mullins Treasurer